UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2008

SLM CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12061 Bluemont Way, Reston, Virginia		20190
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 810-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Pursuant to Section 9.01 of the Indenture dated as of October 1, 2000, between SLM Corporation (the "Company") and The Bank of New York Mellon, National Association, as successor to J.P. Morgan Chase Bank, National Association, as trustee (the "Trustee"), on October 15, 2008, the Company and the Trustee entered into a Sixth Supplemental Indenture (the "Sixth Supplemental Indenture), dated as of October 15, 2008, in connection with the Company’s Medium Term Note Program, Series A, under the Company’s registration statement on Form S-3 (File No. 333-130584). The Company is filing herewith the Sixth Supplemental Indenture.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits

4.1 The Sixth Supplemental Indenture, dated as of October 15, 2008, by and among the Company and the Trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

October 15, 2008	By:	/s/ JOHN F. REMONDI

Name: JOHN F. REMONDI
Title: VICE CHAIRMAN & CHIEF FINANCIAL OFFICER

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Exhibit Index

Exhibit No.	Description

4.1	The Sixth Supplemental Indenture, dated as of October 15, 2008, by and among the Company.